ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2020
Shares		Fair Value
	COMMON STOCK - 88.0%
	ADVERTISING & MARKETING - 5.5%
57,400	ZoomInfo Technologies, Inc. *	$ 2,768,402

	BEVERAGES - 1.3%
13,300	Celsius Holdings, Inc. *	669,123

	BIOTECH & PHARMA - 4.8%
11,900	Halozyme Therapeutics, Inc. *	508,249
12,500	Horizon Therapeutics PLC *	914,375
18,200	Intellia Therapeutics, Inc. *	990,080
		2,412,704
	COMMERCIAL SUPPORT SERVICES - 2.1%
35,300	GFL Environmental, Inc.	1,030,054

	CONSTRUCTION MATERIALS - 1.1%
6,400	Advanced Drainage Systems, Inc.	534,912

	CONSUMER SERVICES - 2.9%
7,300	Medifast, Inc.	1,433,282

	ELECTRICAL EQUIPMENT - 3.9%
6,500	Generac Holdings, Inc. *	1,478,165
25,700	Vertiv Holdings Co.	479,819
		1,957,984
	ENGINEERING & CONSTRUCTION - 1.0%
6,700	Quanta Services, Inc.	482,534

	HEALTH CARE FACILITIES & SERVICES - 3.9%
27,500	PPD, Inc. *	941,050
24,000	Progyny, Inc. *	1,017,360
		1,958,410
	HOUSEHOLD PRODUCTS - 1.0%
2,200	Helen of Troy Ltd. *	488,818

	INTERNET MEDIA & SERVICES - 1.0%
2,600	Fiverr International Ltd. *	507,260

	LEISURE PRODUCTS - 1.0%
4,000	Axon Enterprise, Inc. *	490,120

	MEDICAL EQUIPMENT & DEVICES - 15.4%
70,800	Avantor, Inc. *	1,993,020
13,900	Inari Medical, Inc. *	1,213,331
42,100	Inmode Ltd. *	1,998,908
4,900	Shockwave Medical, Inc. *	508,228
25,200	STAAR Surgical Co. *	1,996,344
		7,709,831
	METALS & MINING - 3.1%
59,100	Freeport-McMoRan, Inc.	1,537,782

	RENEWABLE ENERGY - 1.0%
9,500	TPI Composites, Inc. *	501,410

	RETAIL - DISCRETIONARY - 5.0%
7,300	Freshpet, Inc. *	1,036,527
3,300	RH *	1,476,816
		2,513,343

ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
Shares		Fair Value
	SEMICONDUCTORS - 16.6%
1,200	Broadcom, Inc.	$ 525,420
19,900	Brooks Automation, Inc.	1,350,215
16,000	Entegris, Inc.	1,537,600
5,000	Lam Research Corp.	2,361,350
11,600	Lattice Semiconductor Corp. *	531,512
10,700	Marvell Technology Group Ltd.	508,678
9,100	Qorvo, Inc. *	1,513,057
		8,327,832
	SOFTWARE - 11.6%
6,700	Anaplan, Inc. *	481,395
5,300	Cerence, Inc. *	532,544
5,900	Cloudflare, Inc. *	448,341
2,700	Crowdstrike Holdings, Inc. *	571,914
11,600	Digital Turbine, Inc. *	656,096
16,300	Ontrak, Inc. *	1,007,177
1,600	Palo Alto Networks, Inc. *	568,624
900	ServiceNow, Inc. *	495,387
5,300	Zscaler, Inc. *	1,058,463
		5,819,941
	TECHNOLOGY HARDWARE - 3.0%
7,000	Acacia Communications, Inc. *	510,720
21,200	Sonos, Inc. *	495,868
39,800	Telefonaktiebolaget LM Ericsson - ADR	475,610
		1,482,198
	TECHNOLOGY SERVICES - 2.8%
1,100	MSCI, Inc.	491,183
48,000	Rackspace Technology, Inc. *	914,880
		1,406,063

	TOTAL COMMON STOCK (Cost $42,571,248)	44,032,003

	SHORT - TERM INVESTMENT - 18.1%
	MONEY MARKET FUND - 18.1%
9,043,235	Fidelity Institutional Money Market Fund - Government Portfolio - Class I, 0.01% ** (Cost - $9,043,235)	9,043,235

	TOTAL INVESTMENT - 106.1% (Cost - $51,614,483)	$ 53,075,238
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (6.1) %	(3,043,894)
	NET ASSETS - 100.0%	$ 50,031,344

* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on December 31, 2020.
ADR - American Depositary Receipt
ETF - Exchange Traded Fund

PLC - Public Limited Company

ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price.  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “oddlots” and larger institutional-sized bond positions known as “roundlots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The committee may also enlist third party consultants such as an valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.
ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

The Fund may invest in exchange traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020, for the Fund’s investments measured at fair value:

Assets*		Level 1	Level 2	Level 3	Total
Common Stock		$ 44,032,003	$ -	$ -	$44,032,003
Short-Term Investment		9,043,235	-	-	9,043,235
Total		$ 53,075,238	$ -	$ -	$53,075,238

* Refer to the Portfolio of Investments for industry classification.
The Fund did not hold any Level 3 securities during the period.

Swap Agreements - The Fund is subject to equity price risk, interest rate risk, credit risk, counterparty risk and/or commodity risk in the normal course of pursuing their respective investment objectives. The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Changes in the value of swap agreements are recognized as unrealized gains and losses by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction.

At December 31, 2020, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Issachar Fund	$ 51,614,483	$ 1,910,012	$ (449,257)	$ 1,460,755